UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2004

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                              51-0068479
  (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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ITEM 7.  Financial Statements and Exhibits.

            ( c )  Exhibits.

                   (99.1) The Registrant's Press Release dated February 4, 2004.

ITEM 9.  Regulation FD Disclosure.

     In the company's January 27 board of directors meeting, Glen Rollins was named President and Chief Operating Officer of Orkin, Inc., the second-largest pest control company in the U.S. Former President, Gary W. Rollins, will become Orkin, Inc. chairman.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  February 6, 2004               By:  /s/ Gary W. Rollins
                                          --------------------------------------
                                           Gary W. Rollins
                                           Chief Executive Officer, President
                                           and Chief Operating Officer





Date:  February 6, 2004               By:  /s/ Harry J. Cynkus
                                          --------------------------------------
                                           Harry J. Cynkus
                                           Chief Financial Officer and Treasurer